UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2018
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THE WESTERN UNION COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12500 East Belford Avenue Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

(866) 405-5012
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On January 4, 2018, The Western Union Company (the “Company”) issued a press release regarding the matters described under Item 8.01 below. A copy of the press release is attached hereto as Exhibit 99.1.  The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as may be expressly set forth by specific reference to such filing.

Item 8.01	Other Events.

On January 4, 2018, the Company’s subsidiary, Western Union Financial Services, Inc. (“Western Union”), entered into a Consent Order (the “Consent Order”) with the New York Department of Financial Services (the “NYDFS”), which resolved an investigation by the NYDFS previously disclosed by the Company in its filings with the United States Securities and Exchange Commission. Under the Consent Order, Western Union is required, among other things, to pay to the NYDFS a civil monetary penalty in an aggregate amount of $60 million. The Company previously accrued $49 million towards resolution of this matter. The Consent Order also imposes certain non-monetary obligations, including a requirement to provide to the NYDFS a remediation plan within 90 days after the date of the Consent Order.
As previously disclosed by the Company, after the Company entered a Deferred Prosecution Agreement (the “DPA”) on January 19, 2017, with the United States Department of Justice and the United States Attorney’s Offices for the Eastern and Middle Districts of Pennsylvania, the Central District of California, and the Southern District of Florida, the NYDFS opened an investigation into the facts set forth in the DPA and their connection to New York state. Also as previously disclosed by the Company, the NYDFS subsequently informed the Company of its position that the facts set forth in the DPA, which took place in the 2004 to 2012 period, gave the NYDFS a basis to take additional enforcement action under New York law, and the Company engaged in discussions with the NYDFS in an effort to resolve the matter. The Consent Order resolves those discussions and the NYDFS’s investigation.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press release issued by The Western Union Company on January 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2018	THE WESTERN UNION COMPANY

	By:	/s/ DARREN A. DRAGOVICH
	Name:	Darren A. Dragovich
	Title:	Vice President and Assistant Secretary